UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 27, 2006

MOBILITY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-30907 (Commission File Number)	86-0843914 (IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)
(480) 596-0061
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3

Item 1.01. Entry into a Material Definitive Agreement.
          On July 27, 2006, Mobility Electronics, Inc. (“Mobility”), a Delaware corporation, entered into a Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (the “Lender”). Mobility entered into the Credit Agreement which allows for a $10 million revolving line of credit for general corporate purposes and replaces its current credit agreement which expires by its terms on July 31, 2006.
          Loans outstanding under the Credit Agreement bear interest, at Mobility’s election, either at the alternate base rate (the prime rate) or at the adjusted LIBOR rate for Eurodollar advances (LIBOR plus 2.0%). In addition, Mobility will pay a quarterly facility fee of 12.5 basis points on any unused portion of the revolving loan commitment.
          The Credit Agreement contains customary restrictive and financial covenants, including financial covenants requiring minimum EBITDA levels which are typical of agreements of this type, as well as customary events of default. The obligations of the Lender to make advances under the Credit Agreement are subject to the ongoing accuracy of Mobility’s representations and warranties under the Credit Agreement and the absence of any events which would be defaults or constitute a material adverse effect. Borrowings under the credit facility are also subject to a borrowing base composed of percentage advance rates against Mobility’s eligible accounts receivable and eligible inventory.
          Mobility has no borrowings outstanding under the Credit Agreement as of this time.
          The Credit Agreement was supplemented by Pledge and Security Agreements with each of Mobility California, Inc., Mobility Idaho, Inc., Mobility Texas, Inc. and iGo Direct Corporation, all wholly-owned subsidiaries of Mobility (collectively, the “Subsidiaries”), each dated as of July 27, 2006 (the “Security Agreements”). Under the Security Agreements, each of the Subsidiaries respectively granted a security interest in certain collateral for the benefit of the Lender.
          The obligations of Mobility under the Credit Agreement are guaranteed pursuant to Continuing Guarantees signed by each of the Subsidiaries (the “Guarantees”), each dated as of July 27, 2006.
          Copies of the Credit Agreement and forms of the Guarantees and the Security Agreements are filed as exhibits to this report as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference. The descriptions above are summaries of the Credit Agreement, form of Guarantee and form of Security Agreement, and are qualified in their entirety by the complete text of the agreements.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Credit Agreement dated as of July 27, 2006, between Mobility Electronics, Inc. and JPMorgan Chase Bank, N.A.

Exhibit 10.2	Form of Pledge and Security Agreement dated as of July 27, 2006, between JPMorgan Chase Bank, N.A. and each of Mobility California, Inc., Mobility Idaho, Inc., Mobility Texas, Inc. and iGo Direct Corporation.

Exhibit 10.3	Form of Continuing Guarantee dated July 27, 2006 by each of Mobility California, Inc., Mobility Idaho, Inc., Mobility Texas, Inc. and iGo Direct Corporation in favor of JPMorgan Chase Bank, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILITY ELECTRONICS, INC.

Dated: July 27, 2006	By:	/s/ Charles R. Mollo

	Name:	Charles R. Mollo
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

10.1	Credit Agreement dated as of July 27, 2006, between Mobility Electronics, Inc. and JPMorgan Chase Bank, N.A.

10.2
Form of Pledge and Security Agreement dated as of July 27, 2006, between JPMorgan Chase Bank, N.A. and each of Mobility California, Inc., Mobility Idaho, Inc., Mobility Texas, Inc. and iGo Direct Corporation.

10.3	Form of Continuing Guarantee dated July 27, 2006 by each of Mobility California, Inc., Mobility Idaho, Inc., Mobility Texas, Inc. and iGo Direct Corporation in favor of JPMorgan Chase Bank, N.A.